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                                                                    Exhibit 10.1

                                                          AMENDMENT NO. 5 (this
                                                     "Amendment"), dated as of
                                                     May 14, 2002, by and among
                                                     PW EAGLE, INC., a Minnesota
                                                     corporation (the "Company")
                                                     and the investors party to
                                                     the Purchase Agreement
                                                     referred to below on the
                                                     date hereof (the
                                                     "Investors").


                  WHEREAS, the Company and the Investors are parties to a Securities Purchase Agreement, dated as of September 20, 1999 (as amended, supplemented or otherwise modified through the date hereof, including pursuant to an Amendment dated as of March 27, 2001 ("Amendment No. 1"), an Amendment dated as of August 14, 2001 ("Amendment No. 2"), an Amendment dated as of February 28, 2002 ("Amendment No. 3"), and an Amendment dated as of March 27, 2002 ("Amendment No. 4"), the "Purchase Agreement") pursuant to which the Investors purchased $32,500,000 principal amount of the Company's senior subordinated notes; and

                  WHEREAS, the Company has requested, and the Investors party hereto are willing (subject to the terms and conditions hereof), to amend certain provisions of the Purchase Agreement as provided herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Purchase Agreement.

                  2. Amendment to Leverage Ratio Covenant. Section 8.9(a) of the Purchase Agreement is hereby amended by deleting the last three lines of the table contained in such Section (as set forth in Section 2 of Amendment No. 3) and substituting in lieu thereof the following:

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Trailing 6-month period ending on June 30, 2002             7.00 to 1.00
(with the amount of EBITDA in the calculation of the Leverage Ratio equaling 2 times the actual amount of EBITDA for such period)

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Trailing 9-month period ending on September 30,             5.50 to 1.00
2002 (with the amount of EBITDA in the
calculation of the Leverage Ratio equaling four thirds (4/3) times the actual amount of EBITDA for such period)

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Trailing 12-month periods ending on each                    7.40 to 1.00
December 31, 2002

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Trailing 12-month period ending March 31, 2003              7.40 to 1.00

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Trailing 12-month period ending June 30, 2003               7.40 to 1.00

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Trailing 12-month period ending September 30, 2003          7.40 to 1.00

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Trailing 12-month period ending December 31,               6.40 to 1.00
2003

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Trailing 12-month period ending March 31, 2004             6.10 to 1.00

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Trailing 12-month period ending on each, June 30,          5.60 to 1.00
September 30, December 31 and March 31
thereafter

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                  3. Amendment to Interest Coverage Ratio Covenant. Section
8.9(b) of the Purchase Agreement is hereby amended by deleting the last four lines of the table contained in such Section (as set forth in Section 3 of Amendment No. 3) and substituting in lieu thereof the following:

------------------------------------------------------------------------------
Trailing 6-month period ending on June 30, 2002         1.30 to 1.00

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Trailing 9-month period ending on September 30,         1.50 to 1.00
2002

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Trailing 12-month period ending on December 31,         1.40 to 1.00
2002

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Trailing 12-month periods ending on each March 31,      1.45 to 1.00
June 30, September 30 and December 31 thereafter

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                  4. Representations and Warranties. In order to induce the
Investors to enter into this Amendment, the Company hereby represents and warrants that (x) no Default or Event of Default exists on the Effective Date, after giving effect to this Amendment, (y) no Default or Event of Default (in each case as defined in the Senior Credit Agreement) exists on the Effective Date, after giving effect to the amendment to the Senior Credit Agreement referred to in Section 5 hereof and (z) all of the representations and warranties contained in the Note Documents shall be true and correct in all respects on the Effective Date, after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specified date shall be true and correct in all material respects as of such specific date), in each case except as previously disclosed in writing to the Investors.

                  5. Effectiveness of this Amendment. This Amendment shall become effective on the date (the "Effective Date") when:

                        (i) the Company and the Required Investors shall have signed a counterpart hereof (whether the same or different counterparts),

                        (ii) the Investors shall have received a copy of a duly executed amendment of the Senior Credit Agreement, in form and substance satisfactory to the Required Investors, and

                        (iii) the Required Investors shall be satisfied, in the reasonable exercise of their discretion, that, after giving effect to this Amendment, the financial covenants in the Sale and Leaseback Documents shall be deemed amended in a manner comparable to the amendments to the Purchase Agreement financial covenants contained herein.

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         6. Miscellaneous.

               (a) This Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Purchase Agreement or any other Note Document.

               (b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

               (c) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               (d) The parties hereby agree that this Amendment shall be a Note Document for all purposes under the Purchase Agreement. From and after the Effective Date, all references in the Purchase Agreement and each of the other Note Documents to the Purchase Agreement shall be deemed to be references to the Purchase Agreement as amended hereby.

               (e) All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Amendment shall be delivered in accordance with the notice provisions contained in the Purchase Agreement.

               (f) The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment.

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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this AMENDMENT to be duly executed and delivered as of the date first above written.

                                   PW EAGLE, INC.

                                   By: /s/  Roger R. Robb
                                       -----------------------------------------
                                       Name: Roger R. Robb
                                       Title: Chief Financial Officer


                                   J.P. MORGAN PARTNERS (23A SBIC), LLC
                                   By: J.P. MORGAN PARTNERS (23A SBIC
                                       MANAGER), INC., Its Managing Member

                                   By: /s/  Richard D. Waters
                                       -----------------------------------------
                                       Name: Richard D. Waters
                                       Title: Partner


                                   MASSACHUSETTS MUTUAL LIFE INSURANCE
                                   COMPANY

                                   By: David L. Babson & Company Inc.
                                       as Investment Advisor

                                   By: /s/  Richard C. Morrison
                                       -----------------------------------------
                                       Name: Richard C. Morrison
                                       Title: Managing Director


                                   MASSMUTUAL CORPORATE INVESTORS


                                   By: /s/  Richard C.Morrison
                                       -----------------------------------------
                                       Name: Richard C. Morrison
                                       Title: Vice President

                                   The foregoing is executed on behalf of
                                   MassMutual Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort to be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's property only shall be bound.

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                                   MASSMUTUAL PARTICIPATION INVESTORS

                                   By: /s/ Richard C. Morrison
                                       -----------------------------------------
                                       Name: Richard C. Morrison
                                       Title: Vice President

                                   The foregoing is executed on behalf of
                                   MassMutual Participation Investors, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time. The obligations of such Trust are not binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust individually, but the Trust's assets and property only shall be bound.

                                   MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED

                                   By: David L. Babson & Company Inc. under
                                       delegated authority from Massachusetts
                                       Mutual Life Insurance Company, as
                                       Investment Manager


                                   By: Richard C. Morrison
                                       -----------------------------------------
                                       Name: Richard C. Morrison
                                       Title: Managing Director

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